Financial Supplement

Third Quarter 2026

Table of Contents	Page

Consolidated Financial Highlights	3

Consolidated Statements of Operations (unaudited)	4

Consolidated Balance Sheets (unaudited)	5

Loans and Deposits	6

Average Balance Sheets, Annualized Yields and Rates	7

Mortgage Banking Fees	9

Segment Financial Highlights	10

Credit-Related Information:
Nonaccrual loans and leases	13
Loans and Leases 90 Days or More Past Due and Accruing	14
Charge-offs, Recoveries, and Related Ratios	15
Summary of Changes in the Components of the Allowance for Credit Losses	17

Capital and Ratios	18

Non-GAAP Financial Measures and Reconciliations	19
The information in this Financial Supplement is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. The Company does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this Financial Supplement are subject to the forward-looking statements language contained in the Company’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which can be found on the SEC’s website (www.sec.gov) or on the Company’s website (www.citizensbank.com). The Company’s future financial performance is subject to the risks and uncertainties described in its SEC filings.

CONSOLIDATED FINANCIAL HIGHLIGHTS
(dollars in millions, except per share data)

		QUARTERLY TRENDS											FOR THE NINE MONTHS ENDED SEPTEMBER 30,
							3Q26 Change								2026 Change
		3Q26	2Q26	1Q26	4Q25	3Q25	2Q26			3Q25			2026	2025	2025
							$/bps		%	$/bps		%			$/bps		%
SELECTED OPERATING DATA
Total revenue	A	$2,322	$2,283	$2,168	$2,157	$2,118	$39		2%	$204		10%	$6,773	$6,090	$683		11%
Noninterest expense	B	1,393	1,394	1,378	1,343	1,335	(1)		—	58		4	4,165	3,968	197		5
Pre-provision profit[1]		929	889	790	814	783	40		4	146		19	2,608	2,122	486		23
Provision (benefit) for credit losses		125	134	140	137	154	(9)		(7)	(29)		(19)	399	471	(72)		(15)
NET INCOME		636	587	517	528	494	49		8	142		29	1,740	1,303	437		34
Net income available to common stockholders		599	554	484	489	457	45		8	142		31	1,637	1,199	438		37
PER COMMON SHARE DATA
Basic earnings		$1.42	$1.31	$1.14	$1.14	$1.06	$0.11		8%	$0.36		34%	$3.87	$2.76	$1.11		40%
Diluted earnings		1.41	1.30	1.13	1.13	1.05	0.11		8	0.36		34	3.83	2.74	1.09		40
Cash dividends declared and paid per common share		0.46	0.46	0.46	0.46	0.42	—		—	0.04		10	1.38	1.26	0.12		10
Book value per common share		54.49	56.95	56.48	56.39	54.97	(2.46)		(4)	(0.48)		(1)	54.49	54.97	(0.48)		(1)
Tangible book value per common share[1]		35.78	38.29	37.94	38.07	36.73	(2.51)		(7)	(0.95)		(3)	35.78	36.73	(0.95)		(3)
Dividend payout ratio		32%	35%	40%	40%	40%	(272)	bps		(723)	bps		36%	46%	(999)	bps
COMMON SHARES OUTSTANDING
Average: Basic		421,148,362	422,871,137	425,344,491	429,483,110	431,365,552	(1,722,775)		—%	(10,217,190)		(2%)	423,105,960	434,416,696	(11,310,736)		(3%)
Diluted		425,662,538	426,681,848	429,894,837	434,077,960	435,472,350	(1,019,310)		—	(9,809,812)		(2)	427,338,300	437,915,596	(10,577,296)		(2)
Common shares at period-end		421,219,810	422,677,660	426,023,578	429,242,174	431,453,142	(1,457,850)		—	(10,233,332)		(2)	421,219,810	431,453,142	(10,233,332)		(2)
FINANCIAL RATIOS
Net interest margin		3.18%	3.16%	3.14%	3.06%	2.99%	2 bps			19 bps			3.16%	2.94%	22	bps
Net interest margin, FTE[1,2]		3.19	3.17	3.14	3.07	3.00	2			19			3.17	2.95	22
Return on average common equity		10.05	9.31	8.19	8.16	7.77	74			228			9.18	7.07	211
Return on average tangible common equity[1]		15.08	13.91	12.19	12.18	11.75	117			333			13.73	10.84	289
Return on average total assets		1.09	1.03	0.94	0.95	0.90	6			19			1.02	0.80	22
Return on average total tangible assets[1]		1.13	1.06	0.97	0.98	0.93	7			20			1.06	0.83	23
Effective income tax rate		20.86	22.29	20.46	22.03	21.38	(143)			(52)			21.23	21.06	17
Efficiency ratio	B/A	59.98	61.08	63.55	62.24	63.03	(110)			(305)			61.49	65.16	(367)
Noninterest income as a % of total revenue		27.86	28.54	27.95	28.75	29.75	(68)			(189)			28.12	29.12	(100)
Operating leverage:
Total revenue		$2,322	$2,283			$2,118	$39		1.72%	$204		9.64%	$6,773	$6,090	$683		11.22%
Less: Noninterest expense		1,393	1,394			1,335	(1)		(0.11)	58		4.32	4,165	3,968	197		4.96
Operating leverage									1.83%			5.32%					6.26%
CAPITAL RATIOS - PERIOD-END (PRELIMINARY)
CET1 capital ratio		10.5%	10.4%	10.5%	10.6%	10.7%
Tier 1 capital ratio		11.8	11.6	11.7	11.9	11.9
Total capital ratio		13.7	13.6	13.7	13.8	13.9
Tier 1 leverage ratio		9.2	9.2	9.3	9.5	9.4
Common equity ratio		9.8	10.3	10.6	10.7	10.6
Tangible common equity ratio[1]		6.7	7.2	7.3	7.5	7.4
SELECTED BALANCE SHEET DATA
Loan-to-deposit ratio (period-end balances)		80.02%	79.46%	78.07%	77.84%	78.26%	56	bps		176	bps		80.02%	78.26%	176	bps
Loan-to-deposit ratio (average balances)		80.20	79.58	79.09	78.82	79.57	62	bps		63	bps		79.63	80.05	(42)	bps
Full-time equivalent colleagues (period-end)		17,609	17,727	17,380	17,398	17,496	(118)		(1)%	113		1%	17,609	17,496	113		1%
1 These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."
2 Net interest margin is presented on a fully taxable-equivalent ("FTE") basis using the federal statutory tax rate of 21% to adjust for the tax-exempt status of income from certain assets held by the Company.

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(dollars in millions)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						3Q26 Change						2026 Change
	3Q26	2Q26	1Q26	4Q25	3Q25	2Q26		3Q25		2026	2025	2025
						$	%	$	%			$	%
INTEREST INCOME
Interest and fees on loans and leases	$2,034	$1,968	$1,884	$1,901	$1,897	$66	3%	$137	7%	$5,886	$5,577	$309	6%
Interest and fees on loans held for sale	22	26	21	22	31	(4)	(15)	(9)	(29)	69	83	(14)	(17)
Investment securities	462	446	424	434	433	16	4	29	7	1,332	1,279	53	4
Interest-bearing deposits in banks	103	103	91	89	97	—	—	6	6	297	278	19	7
Total interest income	2,621	2,543	2,420	2,446	2,458	78	3	163	7	7,584	7,217	367	5
INTEREST EXPENSE
Deposits	767	747	715	781	816	20	3	(49)	(6)	2,229	2,413	(184)	(8)
Short-term borrowed funds	12	9	4	—	5	3	33	7	140	25	22	3	14
Long-term borrowed funds	167	156	139	128	149	11	7	18	12	462	466	(4)	(1)
Total interest expense	946	912	858	909	970	34	4	(24)	(2)	2,716	2,901	(185)	(6)
Net interest income	1,675	1,631	1,562	1,537	1,488	44	3	187	13	4,868	4,316	552	13
NONINTEREST INCOME
Service charges and fees	120	117	112	112	112	3	3	8	7	349	332	17	5
Capital markets fees	149	153	134	140	166	(4)	(3)	(17)	(10)	436	371	65	18
Wealth fees	109	102	100	98	93	7	7	16	17	311	262	49	19
Card fees	90	89	83	86	87	1	1	3	3	262	260	2	1
Mortgage banking fees	35	42	42	52	49	(7)	(17)	(14)	(29)	119	181	(62)	(34)
Foreign exchange and derivative products	49	47	44	34	42	2	4	7	17	140	122	18	15
Letter of credit and loan fees	54	52	50	49	48	2	4	6	13	156	137	19	14
Securities gains, net	11	6	7	7	2	5	83	9	NM	24	14	10	71
Other income	30	44	34	42	31	(14)	(32)	(1)	(3)	108	95	13	14
Total noninterest income	647	652	606	620	630	(5)	(1)	17	3	1,905	1,774	131	7
TOTAL REVENUE	2,322	2,283	2,168	2,157	2,118	39	2	204	10	6,773	6,090	683	11
Provision (benefit) for credit losses	125	134	140	137	154	(9)	(7)	(29)	(19)	399	471	(72)	(15)
NONINTEREST EXPENSE
Salaries and employee benefits	750	745	758	716	705	5	1	45	6	2,253	2,082	171	8
Equipment and software	202	195	197	199	197	7	4	5	3	594	584	10	2
Outside services	174	174	162	148	161	—	—	13	8	510	485	25	5
Occupancy	107	108	114	109	106	(1)	(1)	1	1	329	326	3	1
Other operating expense	160	172	147	171	166	(12)	(7)	(6)	(4)	479	491	(12)	(2)
Total noninterest expense	1,393	1,394	1,378	1,343	1,335	(1)	—	58	4	4,165	3,968	197	5
Income before income tax expense	804	755	650	677	629	49	6	175	28	2,209	1,651	558	34
Income tax expense	168	168	133	149	135	—	—	33	24	469	348	121	35
Net income	$636	$587	$517	$528	$494	$49	8%	$142	29%	$1,740	$1,303	$437	34%
Net income available to common stockholders	$599	$554	$484	$489	$457	$45	8%	$142	31%	$1,637	$1,199	$438	37%

CONSOLIDATED BALANCE SHEETS (unaudited)
(dollars in millions, except par value)

PERIOD-END BALANCES	AS OF					SEPTEMBER 30, 2026 CHANGE
	Sept 30, 2026	June 30, 2026	Mar 31, 2026	Dec 31, 2025	Sept 30, 2025	June 30, 2026		September 30, 2025
						$	%	$	%
ASSETS
Cash and due from banks	$1,041	$1,219	$1,084	$1,464	$1,254	($178)	(15%)	($213)	(17%)
Interest-bearing cash and due from banks	11,925	11,541	11,246	11,263	10,396	384	3	1,529	15
Interest-bearing deposits in banks	592	1,107	830	961	694	(515)	(47)	(102)	(15)
Debt securities available for sale, at fair value	36,030	37,448	36,361	35,697	35,419	(1,418)	(4)	611	2
Debt securities held to maturity	8,298	7,638	7,800	7,933	8,124	660	9	174	2
Loans held for sale	884	1,458	1,537	1,198	1,334	(574)	(39)	(450)	(34)
Loans and leases	148,227	147,491	143,667	142,692	140,870	736	—	7,357	5
Less: Allowance for loan and lease losses	(1,905)	(1,969)	(1,958)	(1,943)	(1,972)	64	(3)	67	(3)
Net loans and leases	146,322	145,522	141,709	140,749	138,898	800	1	7,424	5
Premises and equipment	883	873	874	915	857	10	1	26	3
Bank-owned life insurance	3,493	3,470	3,464	3,441	3,422	23	1	71	2
Goodwill	8,220	8,220	8,221	8,187	8,187	—	—	33	—
Other intangible assets	100	105	112	115	123	(5)	(5)	(23)	(19)
Other assets	16,676	15,235	14,680	14,428	14,039	1,441	9	2,637	19
TOTAL ASSETS	$234,464	$233,836	$227,918	$226,351	$222,747	$628	—%	$11,717	5%
LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Deposits:
Noninterest-bearing	$40,916	$40,939	$41,672	$40,417	$39,472	($23)	—%	$1,444	4%
Interest-bearing	144,312	144,681	142,363	142,896	140,539	(369)	—	3,773	3
Total deposits	185,228	185,620	184,035	183,313	180,011	(392)	—	5,217	3
Short-term borrowed funds	819	1,159	54	58	214	(340)	(29)	605	NM
Long-term borrowed funds:
FHLB advances	7,613	5,763	2,513	2,014	14	1,850	32	7,599	NM
Senior debt	7,318	7,078	7,076	6,328	6,825	240	3	493	7
Subordinated debt and other debt	2,082	2,349	2,671	2,882	3,602	(267)	(11)	(1,520)	(42)
Total long-term borrowed funds	17,013	15,190	12,260	11,224	10,441	1,823	12	6,572	63
Other liabilities	6,242	5,684	5,397	5,439	6,252	558	10	(10)	—
TOTAL LIABILITIES	209,302	207,653	201,746	200,034	196,918	1,649	1	12,384	6
STOCKHOLDERS' EQUITY
Preferred stock:
$25.00 par value, 100,000,000 shares authorized for each of the periods presented	2,210	2,111	2,111	2,111	2,111	99	5	99	5
Common stock:
$0.01 par value, 1,000,000,000 shares authorized for each of the periods presented	7	7	7	7	7	—	—	—	—
Additional paid-in capital	22,546	22,521	22,466	22,476	22,448	25	—	98	—
Retained earnings	12,389	11,987	11,631	11,345	11,056	402	3	1,333	12
Treasury stock, at cost	(8,308)	(8,182)	(7,955)	(7,652)	(7,526)	(126)	(2)	(782)	(10)
Accumulated other comprehensive income (loss)	(3,682)	(2,261)	(2,088)	(1,970)	(2,267)	(1,421)	(63)	(1,415)	(62)
TOTAL STOCKHOLDERS' EQUITY	25,162	26,183	26,172	26,317	25,829	(1,021)	(4)	(667)	(3)
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$234,464	$233,836	$227,918	$226,351	$222,747	$628	—%	$11,717	5%
Memo: Total tangible common equity[1]	$15,070	$16,185	$16,165	$16,341	$15,848	($1,115)	(7%)	($778)	(5%)
1 Represents a non-GAAP financial measure. For further information on this measure, refer to "Non-GAAP Financial Measures and Reconciliations."

LOANS AND DEPOSITS
(dollars in millions)

PERIOD-END BALANCES	AS OF					SEPTEMBER 30, 2026 CHANGE
	Sept 30, 2026	June 30, 2026	Mar 31, 2026	Dec 31, 2025	Sept 30, 2025	June 30, 2026		September 30, 2025
						$	%	$	%
LOANS AND LEASES
Commercial and industrial	$53,889	$53,467	$50,307	$49,232	$46,953	$422	1%	$6,936	15%
Commercial real estate	23,334	23,817	24,282	24,580	25,540	(483)	(2)	(2,206)	(9)
Total commercial	77,223	77,284	74,589	73,812	72,493	(61)	—	4,730	7
Residential mortgages	37,036	36,374	35,404	35,024	34,477	662	2	2,559	7
Home equity	20,926	20,276	19,449	19,069	18,415	650	3	2,511	14
Automobile	1,170	1,482	1,863	2,310	2,816	(312)	(21)	(1,646)	(58)
Education	7,969	8,044	8,340	8,416	8,556	(75)	(1)	(587)	(7)
Other retail	3,903	4,031	4,022	4,061	4,113	(128)	(3)	(210)	(5)
Total retail	71,004	70,207	69,078	68,880	68,377	797	1	2,627	4
Total loans and leases	$148,227	$147,491	$143,667	$142,692	$140,870	$736	—%	$7,357	5%
Loans held for sale	884	1,458	1,537	1,198	1,334	(574)	(39)	(450)	(34)
Loans and leases and loans held for sale	$149,111	$148,949	$145,204	$143,890	$142,204	$162	—%	$6,907	5%

DEPOSITS
Noninterest-bearing demand	$40,916	$40,939	$41,672	$40,417	$39,472	($23)	—%	$1,444	4%
Checking with interest	38,526	40,258	37,675	37,428	35,219	(1,732)	(4)	3,307	9
Savings	22,424	23,570	24,114	24,353	24,759	(1,146)	(5)	(2,335)	(9)
Money market	63,379	60,029	59,611	60,062	59,709	3,350	6	3,670	6
Time	19,983	20,824	20,963	21,053	20,852	(841)	(4)	(869)	(4)
Total deposits	$185,228	$185,620	$184,035	$183,313	$180,011	($392)	—%	$5,217	3%

AVERAGE BALANCE SHEETS, ANNUALIZED YIELDS AND RATES
(dollars in millions)

	QUARTERLY TRENDS									3Q26 Change
	3Q26			2Q26			3Q25			2Q26			3Q25
	Average Balance	Interest	Rate	Average Balance	Interest	Rate	Average Balance	Interest	Rate	Average Balance	Interest	Rate	Average Balance	Interest	Rate
INTEREST-EARNING ASSETS
Interest-bearing cash and due from banks and deposits in banks	$10,941	$103	3.66%	$10,839	$103	3.78%	$9,015	$97	4.24%	$102	$—	(12) bps	$1,926	$6	(58) bps
Taxable investment securities	49,210	462	3.75	48,087	446	3.71	46,452	433	3.71	1,123	16	4	2,758	29	4
Non-taxable investment securities	1	—	2.60	1	—	2.60	1	—	2.60	—	—	—	—	—	—
Total investment securities	49,211	462	3.75	48,088	446	3.71	46,453	433	3.71	1,123	16	4	2,758	29	4
Commercial and industrial	53,179	750	5.53	52,214	707	5.35	46,351	581	4.91	965	43	18	6,828	169	62
Commercial real estate	23,741	332	5.47	24,334	333	5.41	25,799	380	5.76	(593)	(1)	6	(2,058)	(48)	(29)
Total commercial	76,920	1,082	5.51	76,548	1,040	5.37	72,150	961	5.21	372	42	14	4,770	121	30
Residential mortgages	36,604	381	4.16	35,793	367	4.09	34,134	339	3.98	811	14	7	2,470	42	18
Home equity	20,571	334	6.45	19,876	319	6.43	18,027	322	7.07	695	15	2	2,544	12	(62)
Automobile	1,317	16	4.91	1,667	20	4.78	3,096	35	4.44	(350)	(4)	13	(1,779)	(19)	47
Education	7,973	124	6.16	8,183	124	6.11	8,513	129	5.98	(210)	—	5	(540)	(5)	18
Other retail	3,969	97	9.70	4,061	98	9.67	4,091	111	10.92	(92)	(1)	3	(122)	(14)	(122)
Total retail	70,434	952	5.38	69,580	928	5.34	67,861	936	5.49	854	24	4	2,573	16	(11)
Total loans and leases	147,354	2,034	5.45	146,128	1,968	5.36	140,011	1,897	5.35	1,226	66	9	7,343	137	10
Loans held for sale	1,436	22	5.92	1,715	26	6.04	2,119	31	5.73	(279)	(4)	(12)	(683)	(9)	19
Total interest-earning assets	208,942	2,621	4.96	206,770	2,543	4.90	197,598	2,458	4.92	2,172	78	6	11,344	163	4
Noninterest-earning assets	22,308			22,493			21,519			(185)			789
TOTAL ASSETS	$231,250			$229,263			$219,117			$1,987			$12,133
INTEREST-BEARING LIABILITIES
Checking with interest	$38,684	$142	1.46%	$38,632	$132	1.38%	$34,748	$134	1.54%	$52	$10	8	$3,936	$8	(8)
Savings	22,923	56	0.98	23,780	64	1.06	25,001	86	1.36	(857)	(8)	(8)	(2,078)	(30)	(38)
Money market	61,115	395	2.57	60,295	374	2.49	57,783	411	2.82	820	21	8	3,332	(16)	(25)
Time	20,447	174	3.37	21,032	177	3.39	20,355	185	3.61	(585)	(3)	(2)	92	(11)	(24)
Total interest-bearing deposits	143,169	767	2.13	143,739	747	2.08	137,887	816	2.35	(570)	20	5	5,282	(49)	(22)
Short-term borrowed funds	1,627	12	2.86	989	9	3.43	589	5	2.91	638	3	(57)	1,038	7	(5)
FHLB advances	4,718	49	4.01	3,538	35	3.94	1,009	12	4.64	1,180	14	7	3,709	37	(63)
Senior debt	7,117	91	5.12	7,078	89	5.01	6,823	88	5.16	39	2	11	294	3	(4)
Subordinated debt and other debt	2,206	27	5.04	2,496	32	5.09	3,811	49	5.16	(290)	(5)	(5)	(1,605)	(22)	(12)
Total long-term borrowed funds	14,041	167	4.73	13,112	156	4.74	11,643	149	5.11	929	11	(1)	2,398	18	(38)
Total borrowed funds	15,668	179	4.54	14,101	165	4.65	12,232	154	5.01	1,567	14	(11)	3,436	25	(47)
Total interest-bearing liabilities	158,837	946	2.37	157,840	912	2.31	150,119	970	2.56	997	34	6	8,718	(24)	(19)
Noninterest-bearing demand deposits	40,567			39,881			38,070			686			2,497
Other noninterest-bearing liabilities	5,917			5,592			5,387			325			530
TOTAL LIABILITIES	205,321			203,313			193,576			2,008			11,745
STOCKHOLDERS' EQUITY	25,929			25,950			25,541			(21)			388
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$231,250			$229,263			$219,117			$1,987			$12,133
INTEREST RATE SPREAD			2.59%			2.59%			2.36%			—			23
NET INTEREST INCOME AND NET INTEREST MARGIN		$1,675	3.18%		$1,631	3.16%		$1,488	2.99%		$44	2		$187	19
NET INTEREST INCOME AND NET INTEREST MARGIN, FTE[1]		$1,678	3.19%		$1,634	3.17%		$1,492	3.00%		$44	2		$186	19
Memo: Total deposits (interest-bearing and noninterest-bearing demand)	$183,736	$767	1.66%	$183,620	$747	1.63%	$175,957	$816	1.84%	$116	$20	3 bps	$7,779	($49)	(18) bps

1Net interest income and net interest margin are presented on a fully taxable-equivalent ("FTE") basis using the federal statutory tax rate of 21% to adjust for the tax-exempt status of income from certain assets held by the Company and are considered non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

AVERAGE BALANCE SHEETS, ANNUALIZED YIELDS AND RATES
(dollars in millions)

	FOR THE NINE MONTHS ENDED SEPTEMBER 30,						2026 Change
	2026			2025			2025
	Average Balance	Interest	Rate	Average Balance	Interest	Rate	Average Balance	Interest	Rate
INTEREST-EARNING ASSETS
Interest-bearing cash and due from banks and deposits in banks	$10,623	$297	3.68%	$8,445	$278	4.35%	$2,178	$19	(67)	bps
Taxable investment securities	48,084	1,332	3.69	46,354	1,279	3.68	1,730	53	1
Non-taxable investment securities	1	—	2.60	1	—	2.60	—	—	—
Total investment securities	48,085	1,332	3.69	46,355	1,279	3.68	1,730	53	1
Commercial and industrial	51,856	2,101	5.34	44,972	1,645	4.83	6,884	456	51
Commercial real estate	24,156	993	5.42	26,429	1,151	5.74	(2,273)	(158)	(32)
Total commercial	76,012	3,094	5.37	71,401	2,796	5.16	4,611	298	21
Residential mortgages	35,833	1,101	4.10	33,480	984	3.92	2,353	117	18
Home equity	19,898	960	6.45	17,338	923	7.11	2,560	37	(66)
Automobile	1,689	60	4.78	3,727	123	4.41	(2,038)	(63)	37
Education	8,198	375	6.12	9,280	405	5.83	(1,082)	(30)	29
Other retail	4,015	296	9.86	4,285	346	10.83	(270)	(50)	(97)
Total retail	69,633	2,792	5.36	68,110	2,781	5.45	1,523	11	(9)
Total loans and leases	145,645	5,886	5.36	139,511	5,577	5.31	6,134	309	5
Loans held for sale	1,553	69	5.87	2,023	83	5.45	(470)	(14)	42
Total interest-earning assets	205,906	7,584	4.89	196,334	7,217	4.88	9,572	367	1
Noninterest-earning assets	22,365			21,372			993
TOTAL ASSETS	$228,271			$217,706			$10,565
INTEREST-BEARING LIABILITIES
Checking with interest	$38,120	$396	1.39%	$33,770	$367	1.45%	$4,350	$29	(6)
Savings	23,596	185	1.05	25,430	260	1.36	(1,834)	(75)	(31)
Money market	60,520	1,119	2.47	55,656	1,144	2.75	4,864	(25)	(28)
Time	20,747	529	3.40	22,093	642	3.89	(1,346)	(113)	(49)
Total interest-bearing deposits	142,983	2,229	2.08	136,949	2,413	2.36	6,034	(184)	(28)
Short-term borrowed funds	1,028	25	3.17	729	22	3.85	299	3	(68)
FHLB advances	3,233	98	3.99	891	31	4.62	2,342	67	(63)
Senior debt	7,014	266	5.06	6,998	264	5.03	16	2	3
Subordinated debt and other debt	2,506	98	5.23	4,374	171	5.22	(1,868)	(73)	1
Total long-term borrowed funds	12,753	462	4.82	12,263	466	5.07	490	(4)	(25)
Total borrowed funds	13,781	487	4.70	12,992	488	5.00	789	(1)	(30)
Total interest-bearing liabilities	156,764	2,716	2.31	149,941	2,901	2.58	6,823	(185)	(27)
Noninterest-bearing demand deposits	39,916			37,326			2,590
Other noninterest-bearing liabilities	5,596			5,618			(22)
TOTAL LIABILITIES	202,276			192,885			9,391
STOCKHOLDERS' EQUITY	25,995			24,821			1,174
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$228,271			$217,706			$10,565
INTEREST RATE SPREAD			2.58%			2.30%			28
NET INTEREST INCOME AND NET INTEREST MARGIN		$4,868	3.16%		$4,316	2.94%		$552	22
NET INTEREST INCOME AND NET INTEREST MARGIN, FTE[1]		$4,877	3.17%		$4,328	2.95%		$549	22
Memo: Total deposits (interest-bearing and noninterest-bearing demand)	$182,899	$2,229	1.63%	$174,275	$2,413	1.85%	$8,624	($184)	(22)	bps
1 Net interest income and net interest margin are presented on a fully taxable-equivalent ("FTE") basis using the federal statutory tax rate of 21% to adjust for the tax-exempt status of income from certain assets held by the Company and are considered non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

MORTGAGE BANKING FEES SUMMARY
(dollars in millions)

QUARTERLY TRENDS	FOR THE NINE MONTHS ENDED SEPTEMBER 30,
3Q26 Change	2026 Change
3Q26	2Q26	1Q26	4Q25	3Q25	2Q26	3Q25	2026	2025	2025
$/bps	%	$/bps	%	$/bps	%
MORTGAGE BANKING FEES
Production revenue	$11	$15	$21	$19	$18	($4)	(27%)	($7)	(39%)	$47	$52	($5)	(10%)
Mortgage servicing revenue	37	30	24	21	29	7	23	8	28	91	89	2	2
MSR valuation changes, net of hedge impact	(13)	(3)	(3)	12	2	(10)	NM	(15)	NM	(19)	40	(59)	NM
Total mortgage banking fees	$35	$42	$42	$52	$49	($7)	(17%)	($14)	(29%)	$119	$181	($62)	(34%)

Pull-through adjusted locks	$1,394	$2,590	$2,299	$2,486	$2,150	($1,196)	(46%)	($756)	(35%)	$6,283	$6,720	($437)	(7%)

Production revenue as a percentage of Pull-through adjusted locks	0.80%	0.58%	0.90%	0.78%	0.81%	22	bps	(1)	bps	0.74%	0.77%	(2)	bps

RESIDENTIAL REAL ESTATE ORIGINATIONS
Retail	$2,214	$2,657	$1,944	$2,175	$2,019	($443)	(17%)	$195	10%	$6,815	$5,652	$1,163	21%
Third Party	1,424	2,079	1,854	2,179	1,837	(655)	(32)	(413)	(22)	5,357	5,227	130	2
Total	$3,638	$4,736	$3,798	$4,354	$3,856	($1,098)	(23%)	($218)	(6%)	$12,172	$10,879	$1,293	12%

Originated for sale	$1,924	$2,676	$2,415	$2,748	$2,379	($752)	(28%)	($455)	(19%)	$7,015	$6,781	$234	3%
Originated for investment	1,714	2,060	1,383	1,606	1,477	(346)	(17)	237	16	5,157	4,098	1,059	26
Total	$3,638	$4,736	$3,798	$4,354	$3,856	($1,098)	(23%)	($218)	(6%)	$12,172	$10,879	$1,293	12%

MORTGAGE SERVICING INFORMATION (UPB)
Loans serviced for others	$94,305	$94,589	$94,794	$94,877	$95,244	($284)	—%	($939)	(1%)	$94,305	$95,244	($939)	(1%)
Owned loans serviced	37,260	36,975	35,888	35,599	34,760	285	1	2,500	7	37,260	34,760	2,500	7
Total	$131,565	$131,564	$130,682	$130,476	$130,004	$1	—%	$1,561	1%	$131,565	$130,004	$1,561	1%

MSR at fair value	$1,602	$1,482	$1,462	$1,455	$1,430	$120	8%	$172	12%	$1,602	$1,430	$172	12%

SEGMENT FINANCIAL HIGHLIGHTS - CONSUMER BANKING
(dollars in millions)

	QUARTERLY TRENDS											FOR THE NINE MONTHS ENDED SEPTEMBER 30,
CONSUMER BANKING						3Q26 Change								2026 Change
	3Q26	2Q26	1Q26	4Q25	3Q25	2Q26			3Q25			2026	2025	2025
						$/bps		%	$/bps		%			$/bps		%
Net interest income	$1,393	$1,348	$1,309	$1,299	$1,262	$45		3%	$131		10%	$4,050	$3,673	$377		10%
Noninterest income	317	314	299	315	311	3		1	6		2	930	937	(7)		(1)
Total revenue	1,710	1,662	1,608	1,614	1,573	48		3	137		9	4,980	4,610	370		8
Noninterest expense	1,015	1,016	1,028	984	979	(1)		—	36		4	3,059	2,896	163		6
Profit (loss) before credit losses	695	646	580	630	594	49		8	101		17	1,921	1,714	207		12
Net charge-offs	74	72	71	80	81	2		3	(7)		(9)	217	248	(31)		(13)
Income (loss) before income tax expense (benefit)	621	574	509	550	513	47		8	108		21	1,704	1,466	238		16
Income tax expense (benefit)	160	148	131	139	130	12		8	30		23	439	371	68		18
Net income (loss)	$461	$426	$378	$411	$383	$35		8%	$78		20%	$1,265	$1,095	$170		16%
AVERAGE BALANCES
Total assets	$87,563	$85,302	$83,870	$82,552	$80,729	$2,261		3%	$6,834		8%	$85,592	$79,040	$6,552		8%
Total loans and leases[1]	80,783	78,550	77,089	75,980	74,274	2,233		3	6,509		9	78,821	72,588	6,233		9
Deposits	135,629	136,722	133,126	131,488	128,547	(1,093)		(1)	7,082		6	135,168	127,193	7,975		6
Interest-earning assets	81,400	79,163	77,695	76,583	74,870	2,237		3	6,530		9	79,433	73,176	6,257		9
KEY METRICS
Net interest margin	6.79%	6.83%	6.83%	6.73%	6.69%	(4)	bps		10	bps		6.82%	6.71%	11	bps
Efficiency ratio	59.33	61.14	63.94	60.98	62.22	(181)	bps		(289)	bps		61.42	62.82	(140)	bps
Loan-to-deposit ratio (period-end balances)	60.21	58.07	56.55	57.28	57.40	214	bps		281	bps		60.21	57.40	281	bps
Loan-to-deposit ratio (average balances)	58.98	56.84	57.36	57.19	57.16	214	bps		182	bps		57.73	56.49	124	bps
1 Includes loans held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - COMMERCIAL BANKING
(dollars in millions)

	QUARTERLY TRENDS											FOR THE NINE MONTHS ENDED SEPTEMBER 30,
COMMERCIAL BANKING						3Q26 Change								2026 Change
	3Q26	2Q26	1Q26	4Q25	3Q25	2Q26			3Q25			2026	2025	2025
						$/bps		%	$/bps		%			$/bps		%
Net interest income	$481	$467	$456	$450	$448	$14		3%	$33		7%	$1,404	$1,328	$76		6%
Noninterest income	285	292	263	262	286	(7)		(2)	(1)		—	840	733	107		15
Total revenue	766	759	719	712	734	7		1	32		4	2,244	2,061	183		9
Noninterest expense	333	326	334	357	333	7		2	—		—	993	977	16		2
Profit (loss) before credit losses	433	433	385	355	401	—		—	32		8	1,251	1,084	167		15
Net charge-offs	62	63	64	70	78	(1)		(2)	(16)		(21)	189	239	(50)		(21)
Income (loss) before income tax expense (benefit)	371	370	321	285	323	1		—	48		15	1,062	845	217		26
Income tax expense (benefit)	84	90	78	70	75	(6)		(7)	9		12	252	195	57		29
Net income (loss)	$287	$280	$243	$215	$248	$7		3%	$39		16%	$810	$650	$160		25%
AVERAGE BALANCES
Total assets	$69,091	$69,614	$67,737	$66,750	$66,134	($523)		(1%)	$2,957		4%	$68,819	$65,931	$2,888		4%
Total loans and leases[1]	65,485	66,421	64,574	63,356	62,905	(936)		(1)	2,580		4	65,496	62,801	2,695		4
Deposits	45,396	44,064	45,354	45,443	44,482	1,332		3	914		2	44,938	43,056	1,882		4
Interest-earning assets	66,725	67,145	65,345	64,248	63,719	(420)		(1)	3,006		5	66,410	63,485	2,925		5
KEY METRICS
Net interest margin	2.87%	2.78%	2.84%	2.78%	2.78%	9	bps		9	bps		2.83%	2.80%	3	bps
Efficiency ratio	43.39	42.71	46.66	50.09	45.15	68	bps		(176)	bps		44.21	47.38	(317)	bps
Loan-to-deposit ratio (period-end balances)	137.67	142.67	141.03	132.96	132.70	(500)	bps		497	bps		137.67	132.70	497	bps
Loan-to-deposit ratio (average balances)	142.83	148.75	140.64	138.26	140.06	(592)	bps		277	bps		144.04	144.50	(46)	bps
1 Includes loans held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - OTHER
(dollars in millions)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
OTHER[1]						3Q26 Change						2026 Change
	3Q26	2Q26	1Q26	4Q25	3Q25	2Q26		3Q25		2026	2025	2025
						$	%	$	%			$	%
Net interest income	($199)	($184)	($203)	($212)	($222)	($15)	(8%)	$23	10%	($586)	($685)	$99	14%
Noninterest income	45	46	44	43	33	(1)	(2)	12	36	135	104	31	30
Total revenue	(154)	(138)	(159)	(169)	(189)	(16)	(12)	35	19	(451)	(581)	130	22
Noninterest expense	45	52	16	2	23	(7)	(13)	22	96	113	95	18	19
Profit (loss) before provision (benefit) for credit losses	(199)	(190)	(175)	(171)	(212)	(9)	(5)	13	6	(564)	(676)	112	17
Provision (benefit) for credit losses	(11)	(1)	5	(13)	(5)	(10)	NM	(6)	(120)	(7)	(16)	9	56
Income (loss) before income tax expense (benefit)	(188)	(189)	(180)	(158)	(207)	1	1	19	9	(557)	(660)	103	16
Income tax expense (benefit)	(76)	(70)	(76)	(60)	(70)	(6)	(9)	(6)	(9)	(222)	(218)	(4)	(2)
Net income (loss)	($112)	($119)	($104)	($98)	($137)	$7	6%	$25	18%	($335)	($442)	$107	24%
AVERAGE BALANCES
Total assets	$74,596	$74,347	$72,617	$71,940	$72,254	$249	—%	$2,342	3%	$73,860	$72,735	$1,125	2%
Total loans and leases[2]	2,522	2,872	3,258	3,944	4,950	(350)	(12)	(2,428)	(49)	2,882	6,145	(3,263)	(53)
Deposits	2,711	2,834	2,835	2,926	2,928	(123)	(4)	(217)	(7)	2,793	4,026	(1,233)	(31)
Interest-earning assets	60,818	60,462	58,889	58,336	59,009	356	1	1,809	3	60,063	59,673	390	1
1 Consists primarily of treasury and community development, and includes assets, liabilities, capital, revenues, provision (benefit) for credit losses, expenses, and income tax expense (benefit) not attributed to our Consumer Banking or Commercial Banking segments.
2 Includes loans held for sale.

CREDIT-RELATED INFORMATION
(dollars in millions)

	AS OF					SEPTEMBER 30, 2026 CHANGE
	Sept 30, 2026	June 30, 2026	Mar 31, 2026	Dec 31, 2025	Sept 30, 2025	June 30, 2026			September 30, 2025
						$/bps/%		%	$/bps/%		%
NONACCRUAL LOANS AND LEASES
Commercial and industrial	$255	$244	$188	$277	$230	$11		5%	$25		11%
Commercial real estate	578	574	679	618	703	4		1	(125)		(18)
Total commercial	833	818	867	895	933	15		2	(100)		(11)
Residential mortgages[1]	234	220	217	196	188	14		6	46		24
Home equity	321	316	324	319	297	5		2	24		8
Automobile	19	21	23	28	31	(2)		(10)	(12)		(39)
Education	20	21	21	20	20	(1)		(5)	—		—
Other retail	34	39	45	46	49	(5)		(13)	(15)		(31)
Total retail	628	617	630	609	585	11		2	43		7
Total nonaccrual loans and leases	1,461	1,435	1,497	1,504	1,518	26		2	(57)		(4)
ASSET QUALITY RATIOS
Allowance for loan and lease losses to loans and leases	1.29%	1.33%	1.36%	1.36%	1.40%	(4)	bps		(11)	bps
Allowance for credit losses to loans and leases	1.47	1.48	1.52	1.53	1.56	(1)	bps		(9)	bps
Allowance for loan and lease losses to nonaccrual loans and leases	130	137	131	129	130	(7%)			—%
Allowance for credit losses to nonaccrual loans and leases	149	152	146	145	145	(3%)			4%
Nonaccrual loans and leases to loans and leases	0.99	0.97	1.04	1.05	1.08	2	bps		(9)	bps
1 Loans fully or partially guaranteed by the FHA, VA, and USDA are classified as accruing.

CREDIT-RELATED INFORMATION, CONTINUED
(dollars in millions)

	AS OF					SEPTEMBER 30, 2026 CHANGE
	Sept 30, 2026	June 30, 2026	Mar 31, 2026	Dec 31, 2025	Sept 30, 2025	June 30, 2026		September 30, 2025
						$/bps	%	$/bps	%
LOANS AND LEASES 90 DAYS OR MORE PAST DUE AND ACCRUING
Commercial and industrial	$2	$3	$1	$5	$39	($1)	(33%)	($37)	(95%)
Commercial real estate	4	6	26	20	7	(2)	(33)	(3)	(43)
Total commercial	6	9	27	25	46	(3)	(33)	(40)	(87)
Residential mortgages[1]	157	172	179	141	114	(15)	(9)	43	38
Home equity	—	—	—	1	—	—	—	—	—
Automobile	—	—	—	—	—	—	—	—	—
Education	2	2	2	2	2	—	—	—	—
Other retail	—	—	—	—	—	—	—	—	—
Total retail	159	174	181	144	116	(15)	(9)	43	37
Total loans and leases	$165	$183	$208	$169	$162	($18)	(10%)	$3	2%

1 90+ days past due and accruing includes $157 million, $172 million, $179 million, $141 million, and $114 million of loans fully or partially guaranteed by the FHA, VA, and USDA for September 30, 2026, June 30, 2026, March 31, 2026, December 31, 2025, and September 30, 2025, respectively.

CREDIT-RELATED INFORMATION, CONTINUED
(dollars in millions)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						3Q26 Change						2026 Change
	3Q26	2Q26	1Q26	4Q25	3Q25	2Q26		3Q25		2026	2025	2025
						$	%	$	%			$	%
CHARGE-OFFS, RECOVERIES AND RELATED RATIOS
GROSS CHARGE-OFFS
Commercial and industrial	$42	$51	$50	$40	$33	($9)	(18%)	$9	27%	$143	$106	$37	35%
Commercial real estate	33	25	41	42	58	8	32	(25)	(43)	99	163	(64)	(39)
Total commercial	75	76	91	82	91	(1)	(1)	(16)	(18)	242	269	(27)	(10)
Residential mortgages	1	1	1	5	1	—	—	—	—	3	2	1	50
Home equity	5	5	6	5	3	—	—	2	67	16	12	4	33
Automobile	7	8	9	12	13	(1)	(13)	(6)	(46)	24	47	(23)	(49)
Education	26	26	22	26	25	—	—	1	4	74	107	(33)	(31)
Other retail	50	50	54	57	62	—	—	(12)	(19)	154	193	(39)	(20)
Total retail	89	90	92	105	104	(1)	(1)	(15)	(14)	271	361	(90)	(25)
Total gross charge-offs	$164	$166	$183	$187	$195	($2)	(1%)	($31)	(16%)	$513	$630	($117)	(19%)
GROSS RECOVERIES
Commercial and industrial	$1	$2	$15	$6	$3	($1)	(50%)	($2)	(67%)	$18	$7	$11	157%
Commercial real estate	1	3	3	1	3	(2)	(67)	(2)	(67)	7	4	3	75
Total commercial	2	5	18	7	6	(3)	(60)	(4)	(67)	25	11	14	127
Residential mortgages	1	1	3	—	1	—	—	—	—	5	2	3	150
Home equity	5	5	4	5	6	—	—	(1)	(17)	14	17	(3)	(18)
Automobile	6	7	7	9	9	(1)	(14)	(3)	(33)	20	32	(12)	(38)
Education	6	6	6	6	5	—	—	1	20	18	18	—	—
Other retail	7	7	7	5	6	—	—	1	17	21	21	—	—
Total retail	25	26	27	25	27	(1)	(4)	(2)	(7)	78	90	(12)	(13)
Total gross recoveries	$27	$31	$45	$32	$33	($4)	(13%)	($6)	(18%)	$103	$101	$2	2%
NET CHARGE-OFFS (RECOVERIES)
Commercial and industrial	$41	$49	$35	$34	$30	($8)	(16%)	$11	37%	$125	$99	$26	26%
Commercial real estate	32	22	38	41	55	10	45	(23)	(42)	92	159	(67)	(42)
Total commercial	73	71	73	75	85	2	3	(12)	(14)	217	258	(41)	(16)
Residential mortgages	—	—	(2)	5	—	—	—	—	—	(2)	—	(2)	—
Home equity	—	—	2	—	(3)	—	—	3	100	2	(5)	7	NM
Automobile	1	1	2	3	4	—	—	(3)	(75)	4	15	(11)	(73)
Education	20	20	16	20	20	—	—	—	—	56	89	(33)	(37)
Other retail	43	43	47	52	56	—	—	(13)	(23)	133	172	(39)	(23)
Total retail	64	64	65	80	77	—	—	(13)	(17)	193	271	(78)	(29)
Total net charge-offs	$137	$135	$138	$155	$162	$2	1%	($25)	(15%)	$410	$529	($119)	(22%)

CREDIT-RELATED INFORMATION, CONTINUED
(dollars in millions)

	QUARTERLY TRENDS											FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						3Q26 Change								2026 Change
	3Q26	2Q26	1Q26	4Q25	3Q25	2Q26			3Q25			2026	2025	2025
						$/bps		%	$/bps		%			$/bps		%
ANNUALIZED NET CHARGE-OFF (RECOVERY) RATES
Commercial and industrial	0.31%	0.38%	0.28%	0.28%	0.26%	(7)	bps		5	bps		0.32%	0.30%	2	bps
Commercial real estate	0.54	0.36	0.64	0.64	0.85	18			(31)			0.51	0.81	(30)
Total commercial	0.38	0.37	0.40	0.40	0.47	1			(9)			0.38	0.48	(10)
Residential mortgages	—	0.01	(0.02)	0.05	—	(1)			—			—	—	—
Home equity	—	0.01	0.04	—	(0.06)	(1)			6			0.02	(0.04)	6
Automobile	0.18	0.19	0.35	0.60	0.43	(1)			(25)			0.26	0.52	(26)
Education	1.01	0.94	0.80	0.94	0.92	7			9			0.92	1.28	(36)
Other retail	4.23	4.22	4.74	5.02	5.45	1			(122)			4.39	5.38	(99)
Total retail	0.36	0.37	0.38	0.46	0.45	(1)			(9)			0.37	0.53	(16)
Total loans and leases	0.37%	0.37%	0.39%	0.43%	0.46%	—	bps		(9)	bps		0.38%	0.51%	(13)	bps
Memo: Average loans
Commercial and industrial	$53,179	$52,214	$50,140	$48,108	$46,351	$965		2%	$6,828		15%	$51,856	$44,972	$6,884		15%
Commercial real estate	23,741	24,334	24,401	25,043	25,799	(593)		(2)	(2,058)		(8)	24,156	26,429	(2,273)		(9)
Total commercial	76,920	76,548	74,541	73,151	72,150	372		—	4,770		7	76,012	71,401	4,611		6
Residential mortgages	36,604	35,793	35,090	34,752	34,134	811		2	2,470		7	35,833	33,480	2,353		7
Home equity	20,571	19,876	19,230	18,754	18,027	695		3	2,544		14	19,898	17,338	2,560		15
Automobile	1,317	1,667	2,090	2,557	3,096	(350)		(21)	(1,779)		(57)	1,689	3,727	(2,038)		(55)
Education	7,973	8,183	8,442	8,469	8,513	(210)		(3)	(540)		(6)	8,198	9,280	(1,082)		(12)
Other retail	3,969	4,061	4,017	4,074	4,091	(92)		(2)	(122)		(3)	4,015	4,285	(270)		(6)
Total retail	70,434	69,580	68,869	68,606	67,861	854		1	2,573		4	69,633	68,110	1,523		2
Total loans and leases	$147,354	$146,128	$143,410	$141,757	$140,011	$1,226		1%	$7,343		5%	$145,645	$139,511	$6,134		4%

CREDIT-RELATED INFORMATION, CONTINUED
(dollars in millions)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						3Q26 Change						2026 Change
	3Q26	2Q26	1Q26	4Q25	3Q25	2Q26		3Q25		2026	2025	2025
						$	%	$	%			$	%
SUMMARY OF CHANGES IN THE COMPONENTS OF THE ALLOWANCE FOR CREDIT LOSSES
Allowance for loan and lease losses - beginning	$1,969	$1,958	$1,943	$1,972	$2,008	$11	1%	($39)	(2%)	$1,943	$2,061	($118)	(6%)
Charge-offs:
Commercial	75	76	91	82	91	(1)	(1)	(16)	(18)	242	269	(27)	(10)
Retail	89	90	92	105	104	(1)	(1)	(15)	(14)	271	361	(90)	(25)
Total charge-offs	164	166	183	187	195	(2)	(1)	(31)	(16)	513	630	(117)	(19)
Recoveries:
Commercial	2	5	18	7	6	(3)	(60)	(4)	(67)	25	11	14	127
Retail	25	26	27	25	27	(1)	(4)	(2)	(7)	78	90	(12)	(13)
Total recoveries	27	31	45	32	33	(4)	(13)	(6)	(18)	103	101	2	2
Net charge-offs	137	135	138	155	162	2	1	(25)	(15)	410	529	(119)	(22)
Provision (benefit) for loan and lease losses:
Commercial	3	72	130	50	62	(69)	(96)	(59)	(95)	205	201	4	2
Retail	70	74	23	76	64	(4)	(5)	6	9	167	239	(72)	(30)
Total provision (benefit) for loan and lease losses	73	146	153	126	126	(73)	(50)	(53)	(42)	372	440	(68)	(15)
Allowance for loan and lease losses - ending	$1,905	$1,969	$1,958	$1,943	$1,972	($64)	(3%)	($67)	(3%)	$1,905	$1,972	($67)	(3%)

Allowance for unfunded lending commitments - beginning	$215	$227	$240	$229	$201	($12)	(5%)	$14	7%	$240	$198	$42	21%
Provision (benefit) for unfunded lending commitments	52	(12)	(13)	11	28	64	NM	24	86	27	31	(4)	(13)
Allowance for unfunded lending commitments - ending	$267	$215	$227	$240	$229	$52	24%	$38	17%	$267	$229	$38	17%
Total allowance for credit losses - ending	$2,172	$2,184	$2,185	$2,183	$2,201	($12)	(1%)	($29)	(1%)	$2,172	$2,201	($29)	(1%)

Memo: Total allowance for credit losses by product
Commercial	$1,264	$1,293	$1,304	$1,252	$1,265	($29)	(2%)	($1)	—%	$1,264	$1,265	($1)	—%
Retail	908	891	881	931	936	17	2	(28)	(3)	908	936	(28)	(3)
Total allowance for credit losses	$2,172	$2,184	$2,185	$2,183	$2,201	($12)	(1%)	($29)	(1%)	$2,172	$2,201	($29)	(1%)

CAPITAL AND RATIOS
(dollars in millions)

	AS OF									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						SEPTEMBER 30, 2026 CHANGE						2026 Change
	Sept 30, 2026	June 30, 2026	Mar 31, 2026	Dec 31, 2025	Sept 30, 2025	June 30, 2026		September 30, 2025		2026	2025	2025
						$	%	$	%			$	%
CAPITAL RATIOS AND COMPONENTS (PRELIMINARY)
CET1 capital	$18,673	$18,364	$18,178	$18,240	$18,046	$309	2%	$627	3%
Tier 1 capital	20,883	20,475	20,289	20,351	20,157	408	2	726	4
Total capital	24,341	23,933	23,751	23,654	23,455	408	2	886	4
Risk-weighted assets	177,258	176,336	173,268	171,493	168,932	922	1	8,326	5
Adjusted average assets[1]	226,047	223,517	218,192	215,321	213,536	2,530	1	12,511	6
CET1 capital ratio	10.5%	10.4%	10.5%	10.6%	10.7%
Tier 1 capital ratio	11.8	11.6	11.7	11.9	11.9
Total capital ratio	13.7	13.6	13.7	13.8	13.9
Tier 1 leverage ratio	9.2	9.2	9.3	9.5	9.4
TANGIBLE COMMON EQUITY (PERIOD-END)
Common stockholders' equity	$22,952	$24,072	$24,061	$24,206	$23,718	($1,120)	(5%)	($766)	(3%)	$22,952	$23,718	($766)	(3%)
Less: Goodwill	8,220	8,220	8,221	8,187	8,187	—	—	33	—	8,220	8,187	33	—
Less: Other intangible assets	100	105	112	115	123	(5)	(5)	(23)	(19)	100	123	(23)	(19)
Add: Deferred tax liabilities[2]	438	438	437	437	440	—	—	(2)	—	438	440	(2)	—
Total tangible common equity[3]	$15,070	$16,185	$16,165	$16,341	$15,848	($1,115)	(7%)	($778)	(5%)	$15,070	$15,848	($778)	(5%)
TANGIBLE COMMON EQUITY (AVERAGE)
Common stockholders' equity	$23,644	$23,839	$23,995	$23,823	$23,288	($195)	(1%)	$356	2%	$23,825	$22,661	$1,164	5%
Less: Goodwill	8,220	8,221	8,198	8,187	8,187	(1)	—	33	—	8,213	8,187	26	—
Less: Other intangible assets	103	109	114	120	126	(6)	(6)	(23)	(18)	108	134	(26)	(19)
Add: Deferred tax liabilities[2]	438	438	437	440	440	—	—	(2)	—	437	439	(2)	—
Total tangible common equity[3]	$15,759	$15,947	$16,120	$15,956	$15,415	($188)	(1%)	$344	2%	$15,941	$14,779	$1,162	8%
INTANGIBLE ASSETS (PERIOD-END)
Goodwill	$8,220	$8,220	$8,221	$8,187	$8,187	$—	—%	$33	—%	$8,220	$8,187	$33	—%
Other intangible assets	100	105	112	115	123	(5)	(5)	(23)	(19)	100	123	(23)	(19)
Total intangible assets	$8,320	$8,325	$8,333	$8,302	$8,310	($5)	—%	$10	—%	$8,320	$8,310	$10	—%

1 Adjusted average assets include quarterly average assets, less deductions for disallowed goodwill and other intangible assets, net of deferred taxes, and the accumulated other comprehensive income impact related to the adoption of post-retirement benefit plan guidance under GAAP.
2 Deferred tax liabilities relate to tax-deductible goodwill and other intangible assets.
3 These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS
(dollars in millions, except per share data)

Non-GAAP Financial Measures
This document contains non-GAAP financial measures that we believe provide useful information to investors to understand our results of operations or financial condition. We caution investors not to place undue reliance on such non-GAAP financial measures, but to consider them with the most directly comparable GAAP financial measures. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for our results reported under GAAP. The following tables present reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures.

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(dollars in millions, except per share data)

		QUARTERLY TRENDS											FOR THE NINE MONTHS ENDED SEPTEMBER 30,
							3Q26 Change								2026 Change
		3Q26	2Q26	1Q26	4Q25	3Q25	2Q26			3Q25			2026	2025	2025
							$		%	$		%				$	%
Pre-provision profit:
Total revenue (GAAP)	A	$2,322	$2,283	$2,168	$2,157	$2,118	$39		2%	$204		10%	$6,773	$6,090		$683	11%
Less: Noninterest expense (GAAP)	B	1,393	1,394	1,378	1,343	1,335	(1)		—	58		4	4,165	3,968		197	5
Pre-provision profit (non-GAAP)		$929	$889	$790	$814	$783	$40		4%	$146		19%	$2,608	$2,122		$486	23%
Book value per common share and tangible book value per common share:
Common shares - at period-end (GAAP)	C	421,219,810	422,677,660	426,023,578	429,242,174	431,453,142	(1,457,850)		—%	(10,233,332)		(2%)	421,219,810	431,453,142		(10,233,332)	(2%)
Common stockholders' equity (GAAP)	D	$22,952	$24,072	$24,061	$24,206	$23,718	($1,120)		(5)	($766)		(3)	$22,952	$23,718		($766)	(3)
Less: Goodwill (GAAP)		8,220	8,220	8,221	8,187	8,187	—		—	33		—	8,220	8,187		33	—
Less: Other intangible assets (GAAP)		100	105	112	115	123	(5)		(5)	(23)		(19)	100	123		(23)	(19)
Add: Deferred tax liabilities related to goodwill and other intangible assets (GAAP)		438	438	437	437	440	—		—	(2)		—	438	440		(2)	—
Tangible common equity (non-GAAP)	E	$15,070	$16,185	$16,165	$16,341	$15,848	($1,115)		(7%)	($778)		(5%)	$15,070	$15,848		($778)	(5%)
Book value per common share (GAAP)	D/C	$54.49	$56.95	$56.48	$56.39	$54.97	($2.46)		(4%)	($0.48)		(1%)	$54.49	$54.97		($0.48)	(1%)
Tangible book value per common share (non-GAAP)	E/C	35.78	38.29	37.94	38.07	36.73	(2.51)		(7)	(0.95)		(3)	35.78	36.73		(0.95)	(3)
Net interest income and net interest margin on an FTE basis:
Net interest income (annualized) (GAAP)	F	$6,645	$6,542	$6,337	$6,098	$5,902	$103		2%	$743		13%	$6,509	$5,771		$738	13%
Average interest-earning assets (GAAP)	G	208,942	206,770	201,929	199,167	197,598	2,172		1	11,344		6	205,906	196,334		9,572	5
Net interest margin (GAAP)	F/G	3.18%	3.16%	3.14%	3.06%	2.99%	2	bps		19	bps		3.16%	2.94%	22	bps
Net interest income (GAAP)		$1,675	$1,631	$1,562	$1,537	$1,488	$44		3%	$187		13%	$4,868	$4,316		$552	13%
FTE adjustment		3	3	3	4	4	—		—	(1)		(25)	9	12		(3)	(25)
Net interest income on an FTE basis (non-GAAP)		1,678	1,634	1,565	1,541	1,492	44		3	186		12	4,877	4,328		549	13
Net interest income on an FTE basis (annualized) (non-GAAP)	H	6,657	6,555	6,350	6,112	5,919	102		2	738		12	6,522	5,787		735	13
Net interest margin on an FTE basis (non-GAAP)	H/G	3.19%	3.17%	3.14%	3.07%	3.00%	2	bps		19	bps		3.17%	2.95%	22	bps
Return on average common equity and return on average tangible common equity:
Net income available to common stockholders (GAAP)	I	$599	$554	$484	$489	$457	$45		8%	$142		31%	$1,637	$1,199		$438	37%
Average common equity (GAAP)	J	$23,644	$23,839	$23,995	$23,823	$23,288	($195)		(1)	$356		2	$23,825	$22,661		$1,164	5
Less: Average goodwill (GAAP)		8,220	8,221	8,198	8,187	8,187	(1)		—	33		—	8,213	8,187		26	—
Less: Average other intangibles (GAAP)		103	109	114	120	126	(6)		(6)	(23)		(18)	108	134		(26)	(19)
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		438	438	437	440	440	—		—	(2)		—	437	439		(2)	—
Average tangible common equity (non-GAAP)	K	$15,759	$15,947	$16,120	$15,956	$15,415	($188)		(1%)	$344		2%	$15,941	$14,779		$1,162	8%
Return on average common equity (GAAP)	I/J	10.05%	9.31%	8.19%	8.16%	7.77%	74	bps		228	bps		9.18%	7.07%	211	bps
Return on average tangible common equity (non-GAAP)	I/K	15.08%	13.91%	12.19%	12.18%	11.75%	117	bps		333	bps		13.73%	10.84%	289	bps

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(dollars in millions, except per share data)

QUARTERLY TRENDS	FOR THE NINE MONTHS ENDED SEPTEMBER 30,
3Q26 Change	2026 Change
3Q26	2Q26	1Q26	4Q25	3Q25	2Q26	3Q25	2026	2025	2025
$/bps	%	$/bps	%	$/bps	%
Return on average total assets and return on average total tangible assets:
Net income (GAAP)	L	$636	$587	$517	$528	$494	$49	8%	$142	29%	$1,740	$1,303	$437	34%
Average total assets (GAAP)	M	$231,250	$229,263	$224,224	$221,242	$219,117	$1,987	1	$12,133	6	$228,271	$217,706	$10,565	5
Less: Average goodwill (GAAP)	8,220	8,221	8,198	8,187	8,187	(1)	—	33	—	8,213	8,187	26	—
Less: Average other intangibles (GAAP)	103	109	114	120	126	(6)	(6)	(23)	(18)	108	134	(26)	(19)
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)	438	438	437	440	440	—	—	(2)	—	437	439	(2)	—
Average tangible assets (non-GAAP)	N	$223,365	$221,371	$216,349	$213,375	$211,244	$1,994	1%	$12,121	6%	$220,387	$209,824	$10,563	5%
Return on average total assets (GAAP)	L/M	1.09%	1.03%	0.94%	0.95%	0.90%	6	bps	19	bps	1.02%	0.80%	22	bps
Return on average total tangible assets (non-GAAP)	L/N	1.13%	1.06%	0.97%	0.98%	0.93%	7	bps	20	bps	1.06%	0.83%	23	bps
Common equity ratio and tangible common equity ratio:
Total assets (GAAP)	O	$234,464	$233,836	$227,918	$226,351	$222,747	$628	—%	$11,717	5%	$234,464	$222,747	$11,717	5%
Less: Goodwill (GAAP)	8,220	8,220	8,221	8,187	8,187	—	—	33	—	8,220	8,187	33	—
Less: Other intangible assets (GAAP)	100	105	112	115	123	(5)	(5)	(23)	(19)	100	123	(23)	(19)
Add: Deferred tax liabilities related to goodwill and other intangible assets (GAAP)	438	438	437	437	440	—	—	(2)	—	438	440	(2)	—
Tangible assets (non-GAAP)	P	$226,582	$225,949	$220,022	$218,486	$214,877	$633	—%	$11,705	5%	$226,582	$214,877	$11,705	5%
Common equity ratio (GAAP)	D/O	9.8%	10.3%	10.6%	10.7%	10.6%	(50) bps	(86) bps	9.8%	10.6%	(86) bps
Tangible common equity ratio (non-GAAP)	E/P	6.7	7.2	7.3	7.5	7.4	(50) bps	(70) bps	6.7	7.4	(70) bps